UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 6, 2018

Diplomat Pharmacy, Inc.

(Exact Name of Registrant as Specified in its Charter)

Michigan (State or Other Jurisdiction of Incorporation)	001-36677 (Commission File Number)	38-2063100 (IRS Employer Identification No.)

4100 S. Saginaw St.

Flint, Michigan 48507

(Address of Principal Executive Offices)  (Zip Code)

(888) 720-4450

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

On April 6, 2018, Diplomat Pharmacy, Inc. (the “Company”) filed a prospectus supplement (“Prospectus Supplement”) to its effective shelf registration statement on Form S-3 (File No. 333-224173) filed with the Securities and Exchange Commission on April 6, 2018. The Company filed the Prospectus Supplement for the purpose of registering for resale up to 4,113,188 shares of the Company’s common stock issued to the former shareholders of LDI Holding Company, LLC (“LDI”), which shares were originally issued and sold as partial consideration for the Company’s acquisition of LDI on December 20, 2017.

This Current Report on Form 8-K is being filed solely for the purpose of filing the opinion of Honigman Miller Schwartz and Cohn LLP relating to the validity of the shares of common stock set forth in the Prospectus Supplement, which opinion is attached as Exhibit 5.1 hereto.

Item 9.01                                 Financial Statements and Exhibits.

(d)                                                                                 Exhibits

No.	Description
5.1	Opinion of Honigman Miller Schwartz and Cohn LLP
23.1	Consent of Honigman Miller Schwartz and Cohn LLP (included in Exhibit 5.1)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Diplomat Pharmacy, Inc.

By:	/s/ Jeffrey Park
Jeffrey Park
Interim Chief Executive Officer

Date: April 6, 2018